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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549

                                    FORM 8-K
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934





Date of Report                     June 27, 2002
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                     SIFCO Industries, Inc. and Subsidiaries
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             (Exact name of registrant as specified in its charter)

         Ohio                          1-5978                    34-0553950
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(State or other jurisdiction         (Commission               (IRS Employer
     incorporation)                  File Number)            Identification No.)

     970 East 64th Street, Cleveland, Ohio                          44103
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    (Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code            (216) 881-8600
                                                   -----------------------------

                                      None
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         (Former name or former address, if changed since last report.)



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         On June 25, 2002, the board of directors of SIFCO Industries, Inc. ("SIFCO") adopted the recommendation of its Audit Committee that Arthur Andersen LLP ("Andersen") be dismissed as SIFCO's auditors. The SIFCO board also adopted the recommendation of its Audit Committee that Grant Thorton LLP be engaged to serve as SIFCO's independent public accountants.

         Andersen's reports on SIFCO's consolidated financial statements for each of the years ended September 30, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

         During the years ended September 30, 2001 and 2000 and through the date of this Form 8-K, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to Andersen's satisfaction, would have caused them to make reference to the subject matter in connection with their report on SIFCO's consolidated financial statements for such years; and there were no reportable events, as listed in Item 304(a)(1)(v) of Regulation S-K.

         SIFCO provided Andersen with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of Andersen's letter, dated June 27, 2002, stating its agreement with such statements.

         During SIFCO's two most recent fiscal years and through the date of this Form 8-K, SIFCO did not consult Grant Thorton LLP with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on SIFCO's consolidated financial statements, or any other matters or reportable events listed in items 304(a)(2)(i) and (ii) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         EXHIBIT NO.    EXHIBIT
         -----------    -------

             16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused the report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SIFCO INDUSTRIES, INC.

Date:    June 27, 2002

                                          By:   /s/  FRANK A. CAPPELLO
                                                --------------------------------

                                                Frank A. Cappello
                                                Vice President-Finance and
                                                Chief Financial Officer



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                                  EXHIBIT INDEX

EXHIBIT NO.       EXHIBIT
-----------       -------

16 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated June 27, 2002




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